                                                                   Exhibit 10.11

                     Dated the   1st  day of   December 2006

                                 UMW ACE(L)LTD.

                           UMW CHINA VENTURES (L) LTD.

                                       and

                          FIRST SPACE HOLDINGS LIMITED

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                               DEED OF ASSIGNMENT

                         relating to the promissory note

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                                DIBB LUPTON ALSOP
                            41/F Bank of China Tower

                                  1 Garden Road
                                    Hong Kong
                              Tel: (852) 2103 0808
                              Fax: (852) 2810 1345
                              Ref: MML.EC.2682.001

THIS DEED OF ASSIGNMENT is made on the 1st day of December 2006 AND GIVEN BY

(1)   UMW ACE (L) LTD., a company incorporated in Malaysia whose registered office is at whose registered office is situate at Brumby House, Jalan
      Bahasa, P.O. Box 80148, 87011 Labuan F.T., Malaysia (the "Assignor")

IN FAVOUR OF

(2)   UMW CHINA VENTURES (L) LTD., a company incorporated in Malaysia whose registered office is at whose registered office is situate at Brumby
      House, Jalan Bahasa, P.O. Box 80148, 87011 Labuan F.T., Malaysia (the
      "ASSIGNEE"); and

WITH THE CONSENT OF

(3)   FIRST SPACE HOLDINGS LIMITED, a company incorporated in the British Virgin
      Islands with limited liability, whose registered office is situate at P.O.
      Box 3321, Drake Chambers, Road Town, Tortola, British Virgin Islands (the
      "DEBTOR").

WHEREAS :-

(A)   The Debtor is indebted to the Assignor in the amount US$14,205,148.12 (the
      "Indebtedness") and on 1st December 2006 the Debtor executed a promissory note in favour of the Assignor in relation to the Indebtedness
      ("Promissory Note").

(B)   The Assignor has agreed to assign its right, title, benefit and interest in and to the Promissory Note to the Assignee on the terms and conditions of this Deed.

 NOW THIS DEED WITNESSETH   AS FOLLOWS :-

1.    The Assignor as beneficial owner hereby assigns to the Assignee all of its right, title, benefit and interest in and to the Promissory Note together with all rights attached, accrued or accruing thereto as at the date hereof and to hold the same unto the Assignee absolutely.

2.    (a)   The Debtor hereby acknowledges and confirms that as from the date hereof, the Indebtedness are owed to the Assignee and the Assignee is entitled to require repayment of all or part of the Indebtedness pursuant to the terms of the Promissory Note.

      (b)   The Debtor agrees and consents to the foregoing and further undertakes to the Assignee that it will henceforth make all payments of the Indebtedness and discharge all its obligations in respect thereof to the Assignee directly instead of to the Assignor pursuant to the terms of the Promissory Note.

3.    The Assignor represents and warrants to the Assignee that :-

      (a)   immediately prior to the execution of this Deed and the assignment hereunder becoming effective, the Debtor is indebted to the Assignor in the full amount of the Indebtedness;

      (b)   it has not assigned or charged or otherwise encumbered its right, interest, benefit or title to the Indebtedness in favour of any third party; and

      (c)   it has the full power and authority to enter into and perform this
            Deed.

4.    This Deed shall be governed by and construed in all respects in accordance with the laws of the Hong Kong Special Administrative Region of the
      People's Republic of China ("Hong Kong") and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts.

IN WITNESS whereof this Deed of Assignment has been duly excuted under and on the date first above written.

SEALED with the Common Seal of             )
UMW ACE (L) LTD.                           )    /s/_______________________(seal)
and SIGNED by                              )
In the presence of:-                       )

/s/________________________

SEALED with the Common Seal of             )
UMW CHINA VENTURES (L) LTD.                )    /s/_______________________(seal)
and SIGNED by                              )
In the presence of:-                       )

/s/________________________

SEALED with the Common Seal of             )
FIRST SPACE HOLDINGS LIMITED               )    /s/_______________________(seal)
and SIGNED by                              )
In the presence of:-                       )

/s/________________________